NYSE MKT Symbol - UEC

Uranium Energy Corp Completes 94 Drill Holes at Burke Hollow ISR Project and Extends 2017 Campaign to September

  2017 drilling expands initial production area trend from 1.7 miles to 4 miles

  36% of the drill holes exceeded 0.3 grade-thickness (GT) cutoff and averaged 0.067% U3O8

  Extended program to include an additional estimated 30 holes to be drilled

Corpus Christi, TX, July 25, 2017 - Uranium Energy Corp (NYSE MKT: UEC, the "Company" or "UEC") is pleased to announce that the Company is extending the drilling campaign on its Burke Hollow in-situ recovery ("ISR") uranium project into early September with an additional estimated 30 holes to be drilled. Drilling commenced on April 3 this year with initial plans to drill up to 100 delineation and exploration holes through the year. As of July 21, a total of 94 holes have been successfully completed for a total of 40,420 feet of drilling with each hole having an average depth of 430 feet.

Andy Kurrus, the Company's VP of Resource Development stated, "The Burke Hollow project continues to develop and expand as a classic South Texas Goliad Formation model. We are very excited about the drilling results to date, and anticipate continuing resource growth throughout the multiple roll fronts present on the property. The 2017 drilling campaign has been the most successful to date in terms of efficiency, budget and results."

The two main objectives of this campaign are to complete the exploration and delineation drilling phase of two closely-related Goliad Formation uranium trends which will constitute Burke Hollow Production Area 1, and to further extend and expand these open-ended trends within Burke Hollow. These trends had earlier been proven to extend over a distance of 1.7 miles, northwest to southeast, during four previous UEC drilling campaigns beginning in 2012. Based on the recent drilling results to date, the mineralized trends have now been explored and delineated over a distance of four miles, still showing additional extension potential and strong mineralization. Infill delineation drilling continues as required in order to develop the Production Area 1 monitoring plan.

The following table provides a detailed summary of the drilling results for 34 of the 94 test holes that exceeded 0.3 grade-thickness (GT) uranium cutoff and averaged 0.067% U3O8:

Burke Hollow 2017 Drill Holes ≥ 0.3 GT
Well ID	Depth(ft)	Thickness (ft)**	Average Grade eU3O8 (%)	Average GT (0.02 Cutoff)	Depth(ft)	Thickness (ft)**	Average Grade pU3O8 (%)*	Average GT (0.02 Cutoff)	DEF	Sand Unit
220.5-346.5	363.5	17.5	0.042	0.726	356.0	30.0	0.083	2.491	3.4	Lower B
234.0-337.5	399.0	3.0	0.030	0.094	396.5	11.5	0.054	0.618	6.6	Lower B
238.0-337.5	387.5	4.0	0.028	0.111	387.5	9.5	0.042	0.398	3.6	Lower B
238.0-335.5	384.0	2.5	0.029	0.073	382.0	6.0	0.061	0.365	5.0	Lower B
230.0-342.5	374.5	5.0	0.310	0.156	373.5	5.0	0.098	0.492	3.2	Lower B
''	384.0	6.5	0.029	0.192	385.5	5.0	0.110	0.548	2.9	Lower B
235.0-335.5	383.5	5.5	0.042	0.230	383.5	7.0	0.094	0.660	2.9	Lower B
235.0-333.9	392.0	17.0	0.014	0.245	390.0	17.5	0.027	0.469	1.9	Lower B
231.5-340.5	386.5	2.0	0.024	0.047	384.0	6.5	0.059	0.381	8.1	Lower B
226.0-339.5	369.5	15.0	0.032	0.486	367.5	12.5	0.034	0.431	0.9	Lower B
229.5-341.0	379.0	19.5	0.017	0.330	369.0	18.5	0.020	0.372	1.1	Lower B
246.0-330.0	387.5	11.5	0.012	0.141	386.5	18.5	0.020	0.372	2.6	Lower B
220.0-347.5	373.0	16.5	0.017	0.277	369.5	24.5	0.025	0.623	2.2	Lower B
222.5-345.0	362.0	19.5	0.016	0.304	361.0	23.5	0.020	0.470	1.5	Lower B
217.5-358.5	367.5	6.5	0.045	0.290	367.0	7.5	0.153	1.147	4.0	Lower B
225.5-339.5	370.0	3.5	0.029	0.101	369.0	9.0	0.090	0.806	8.0	Lower B
229.5-340.5	375.5	14.5	0.024	0.344	374.0	11.5	0.035	0.408	1.2	Lower B
218.5-354.5	369.0	9.5	0.020	0.195	366.0	14.5	0.030	0.438	2.2	Lower B
220.0-348.0	380.0	9.5	0.034	0.321	381.0	9.0	0.060	0.541	1.7	Lower B
228.0-339.0	385.0	10.5	0.029	0.303	383.5	13.5	0.089	1.202	4.0	Lower B
234.0-340.5	394.5	8.5	0.033	0.282	397.0	5.5	0.063	0.348	1.2	Lower B
221.0-343.5	387.0	7.0	0.051	0.354	387.5	7.5	0.070	0.523	1.5	Lower B
221.5-346.0	366.0	10.0	0.060	0.600	374.5	5.0	0.060	0.449	0.7	Lower B
223.0-344.0	388.0	8.0	0.029	0.230	388.0	8.5	0.061	0.517	2.2	Lower B
218.5-357.0	366.5	7.5	0.029	0.216	364.5	11.5	0.047	0.539	2.5	Lower B
227.0-342.5	373.5	5.5	0.039	0.212	374.5	5.0	0.096	0.480	2.3	Lower B
"	382.5	5.0	0.036	0.178	382.0	4.5	0.077	0.346	1.9	Lower B
227.0-339.5	368.0	5.0	0.025	0.127	375.0	6.0	0.066	0.396	3.1	Lower B
229.5-343.0	379.5	12.0	0.039	0.469	380.0	6.5	0.058	0.377	0.8	Lower B
"	392.5	4.0	0.027	0.108	393.5	3.0	0.052	0.156	1.4	Lower B
220.0-350.5	365.0	11.0	0.061	0.672	363.0	8.5	0.063	0.535	0.8	Lower B
213.0-368.5	367.0	15.5	0.049	0.761	362.5	13.0	0.078	1.010	1.3	Lower B
216.5-361.0	378.5	5.0	0.051	0.256	378.5	3.5	0.093	0.327	1.3	Lower B
212.8-370.5	378.0	4.0	0.024	0.097	377.0	5.5	0.070	0.384	4.0	Lower B
216.0-360.5	370.0	6.5	0.053	0.345	369.0	7.0	0.143	0.999	2.9	Lower B
213.0-374.5	373.0	13.0	0.058	0.755	374.5	8.5	0.091	0.850	1.1	Lower B
213.3-366.4	367.5	10.5	0.043	0.449	366.5	12.5	0.091	1.135	2.5	Lower B
Averages	377.6	9.1	0.041	0.299	376.8	10.3	0.067	0.611	2.7	Lower B
*All grade values are based on Prompt Fission Neutron ("PFN") logging and denoted by pU3O8
**Rounded to nearest tenth of a foot

Along with the drilling results listed in the referenced table, the remaining 60 drill holes include 10 holes that had GT values ranging from 0.2 - 0.3 GT based on PFN data. These intercepts had an average thickness of 6.3 feet with an average grade of 0.034 %pU3O8, for an average GT value of 0.237. The data also includes 8 holes that logged GT values ranging from 0.1-0.2 GT based on PFN data. These intercepts displayed an average thickness of 5.3' with an average grade of 0.033 % pU3O8 with an average GT of 0.148 in the mineralized Sand. The remaining 42 holes from this campaign range from barren to an average GT of 0.1. The anomalous zones average 9.5 feet in thickness.

Based on the positive results to date, the Company's geological team is extending the drilling program into early September. An additional estimated 30 holes will be drilled, including at least two core holes to support further ISR leaching analysis. The Burke Hollow project continues to develop as the Company's flagship uranium project in South Texas. The Goliad mineralization trends follow the outline of an anticlinal structure which has produced abundant natural gas and oil from multiple underlying formations. Several miles of potential mineralized trend length remain only lightly explored to date.

The technical information in this news release has been prepared in accordance with the Canadian regulatory requirements set out in NI 43-101 and was reviewed by Clyde L. Yancey, P.G., Vice President-Exploration for the Company, a Qualified Person under NI 43-101.

About Uranium Energy Corp.

Uranium Energy Corp. is a U.S.-based uranium mining and exploration company. The Company's fully-licensed Hobson Processing Facility is central to all of its projects in South Texas, including the Palangana ISR mine, the permitted Goliad ISR project and the development-stage Burke Hollow ISR project.  Additionally, the Company controls a pipeline of advanced-stage projects in Arizona, Colorado and Paraguay.  The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp. Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:

NYSE MKT: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.